                                                                   EXHIBIT 99.01

                       First USA Credit Card Master Trust
                     Excess Spread Analysis - September 2001

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Series                                     1994-4       1994-6        1994-8       1995-2      1996-2       1996-4
Deal Size                                  $870MM       $898MM        $602MM       $795MM      $723MM       $602MM
Expected Maturity                        11/15/01      1/15/02      11/15/01      3/15/02     6/10/03      8/10/06
-------------------------------------------------------------------------------------------------------------------
Yield                                      16.99%       16.99%        16.99%       16.99%      16.99%       16.99%
Less: Coupon                                4.00%        3.94%         3.85%        3.80%       3.85%        3.89%
      Servicing Fee                         1.50%        1.50%         1.50%        1.50%       1.50%        1.50%
      Net Credit Losses                     6.12%        6.12%         6.12%        6.12%       6.12%        6.12%
Excess Spread:
      September-01                          5.37%        5.42%         5.52%        5.56%       5.52%        5.47%
      August-01                             7.36%        7.40%         7.60%        7.46%       7.48%        7.44%
      July-01                               5.85%        5.86%         5.78%        5.93%       5.99%        5.94%
Three Month Average Excess Spread           6.19%        6.23%         6.30%        6.32%       6.33%        6.29%

Delinquency:
      30 to 59 Days                         1.47%        1.47%         1.47%        1.47%       1.47%        1.47%
      60 to 89 Days                         1.00%        1.00%         1.00%        1.00%       1.00%        1.00%
      90+ Days                              1.77%        1.77%         1.77%        1.77%       1.77%        1.77%
      Total                                 4.24%        4.24%         4.24%        4.24%       4.24%        4.24%

Payment Rate                               13.75%       13.75%        13.75%       13.75%      13.75%       13.75%


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Series                                     1996-6       1996-8        1997-1       1997-2      1997-3       1997-4
Deal Size                                $1,039MM       $482MM        $904MM       $602MM      $602MM       $602MM
Expected Maturity                        11/10/03      1/10/04       2/17/04      5/17/04     6/17/02      6/17/07
-------------------------------------------------------------------------------------------------------------------

Yield                                      16.99%       16.99%        16.99%       16.99%      16.99%       16.99%
Less: Coupon                                3.81%        3.79%         3.67%        3.70%       3.67%        3.79%
      Servicing Fee                         1.50%        1.50%         1.50%        1.50%       1.50%        1.50%
      Net Credit Losses                     6.12%        6.12%         6.12%        6.12%       6.12%        6.12%
Excess Spread:
      September-01                          5.56%        5.58%         5.69%        5.66%       5.69%        5.58%
      August-01                             7.52%        7.53%         7.65%        7.63%       7.66%        7.54%
      July-01                               6.02%        6.04%         6.09%        6.06%       6.09%        5.97%
Three Month Average Excess Spread           6.37%        6.38%         6.48%        6.45%       6.48%        6.36%

Delinquency:
      30 to 59 Days                         1.47%        1.47%         1.47%        1.47%       1.47%        1.47%
      60 to 89 Days                         1.00%        1.00%         1.00%        1.00%       1.00%        1.00%
      90+ Days                              1.77%        1.77%         1.77%        1.77%       1.77%        1.77%
      Total                                 4.24%        4.24%         4.24%        4.24%       4.24%        4.24%

Payment Rate                               13.75%       13.75%        13.75%       13.75%      13.75%       13.75%

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

                       First USA Credit Card Master Trust
                     Excess Spread Analysis - September 2001

-------------------------------------------------------------------------------------------------------------------
Series                                  1997-5    1997-6 (1)        1997-7        1997-8       1997-9       1998-1
Deal Size                               $783MM      $1,566MM        $602MM        $939MM       $602MM       $843MM
Expected Maturity                      8/17/04       7/17/02       9/17/04       9/17/07     10/17/04      5/18/03
-------------------------------------------------------------------------------------------------------------------
Yield                                   16.99%        19.89%        16.99%        16.99%       16.99%       16.99%
Less: Coupon                             3.96%         6.50%         3.68%         3.73%        3.65%        3.87%
      Servicing Fee                      1.50%         1.50%         1.50%         1.50%        1.50%        1.50%
      Net Credit Losses                  6.12%         6.12%         6.12%         6.12%        6.12%        6.12%
Excess Spread:
      September-01                       5.41%         5.76%         5.69%         5.63%        5.71%        5.50%
      August-01                          7.38%         7.60%         7.65%         7.59%        7.68%        7.49%
      July-01                            5.83%         6.03%         6.08%         6.03%        6.11%        5.93%
Three Month Average Excess Spread        6.21%         6.47%         6.47%         6.42%        6.50%        6.31%

Delinquency:
      30 to 59 Days                      1.47%         1.47%         1.47%         1.47%        1.47%        1.47%
      60 to 89 Days                      1.00%         1.00%         1.00%         1.00%        1.00%        1.00%
      90+ Days                           1.77%         1.77%         1.77%         1.77%        1.77%        1.77%
      Total                              4.24%         4.24%         4.24%         4.24%        4.24%        4.24%

Payment Rate                            13.75%        13.75%        13.75%        13.75%       13.75%       13.75%


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Series                                  1998-4        1998-5        1998-6        1998-8       1998-9       1999-1
Deal Size                               $843MM        $783MM        $964MM        $602MM       $747MM     $1,205MM
Expected Maturity                      7/18/05       8/18/03       8/18/08       9/18/05      1/20/04      2/19/04
-------------------------------------------------------------------------------------------------------------------

Yield                                   16.99%        16.99%        16.99%        16.99%       16.99%       16.99%
Less: Coupon                             3.67%         3.65%         3.91%         3.74%        5.35%        3.83%
      Servicing Fee                      1.50%         1.50%         1.50%         1.50%        1.50%        1.50%
      Net Credit Losses                  6.12%         6.12%         6.12%         6.12%        6.12%        6.12%
Excess Spread:
      September-01                       5.70%         5.72%         5.46%         5.63%        4.01%        5.54%
      August-01                          7.68%         7.70%         7.44%         7.61%        6.11%        7.43%
      July-01                            6.10%         6.12%         5.89%         6.03%        4.75%        5.87%
Three Month Average Excess Spread        6.50%         6.51%         6.26%         6.42%        4.96%        6.28%

Delinquency:
      30 to 59 Days                      1.47%         1.47%         1.47%         1.47%        1.47%        1.47%
      60 to 89 Days                      1.00%         1.00%         1.00%         1.00%        1.00%        1.00%
      90+ Days                           1.77%         1.77%         1.77%         1.77%        1.77%        1.77%
      Total                              4.24%         4.24%         4.24%         4.24%        4.24%        4.24%

Payment Rate                            13.75%        13.75%        13.75%        13.75%       13.75%       13.75%

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

(1)  Includes effect of Series 1997-6 Net SWAP Receipts or Payments.

                       First USA Credit Card Master Trust
                  Excess Spread Analysis - September 2001

----------------------------------------------------------------------------------------------------------------------------
Series                                         1999-2       1999-3        1999-4         2001-1        2001-2         2001-3
Deal Size                                      $602MM       $833MM        $595MM         $893MM       $1488MM         $750MM
Expected Maturity                             2/21/06      4/19/04       5/20/02        1/19/06       3/19/04        3/20/06
----------------------------------------------------------------------------------------------------------------------------
Yield                                          16.99%       16.99%        16.99%         16.99%        16.99%         16.99%
Less:     Coupon                                3.88%        3.82%         3.54%          3.63%         3.57%          3.64%
          Servicing Fee                         1.50%        1.50%         1.50%          1.50%         1.50%          1.50%
          Net Credit Losses                     6.12%        6.12%         6.12%          6.12%         6.12%          6.12%
Excess Spread:
          September-01                          5.48%        5.54%         5.83%          5.73%         5.79%          5.74%
          August-01                             7.37%        7.43%         7.69%          7.60%         7.66%          7.60%
          July-01                               5.81%        5.87%         6.11%          6.03%         6.08%          6.02%
Three Month Average Excess Spread               6.22%        6.28%         6.54%          6.45%         6.51%          6.45%

Delinquency:
          30 to 59 Days                         1.47%        1.47%         1.47%          1.47%         1.47%          1.47%
          60 to 89 Days                         1.00%        1.00%         1.00%          1.00%         1.00%          1.00%
          90+ Days                              1.77%        1.77%         1.77%          1.77%         1.77%          1.77%
          Total                                 4.24%        4.24%         4.24%          4.24%         4.24%          4.24%

Payment Rate                                   13.75%       13.75%        13.75%         13.75%        13.75%         13.75%


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Series                                         2001-4
Deal Size                                      $714MM
Expected Maturity                             8/10/06
-----------------------------------------------------

Yield                                          16.99%
Less:     Coupon                                3.82%
          Servicing Fee                         1.50%
          Net Credit Losses                     6.12%
Excess Spread:
          September-01                          5.55%
          August-01                             7.51%
          July-01                               6.01%
Three Month Average Excess Spread               6.36%

Delinquency:
          30 to 59 Days                         1.47%
          60 to 89 Days                         1.00%
          90+ Days                              1.77%
          Total                                 4.24%

Payment Rate                                   13.75%

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